UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2020 (March 30, 2020)

MYR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-08325	36-3158643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Golf Road, Suite 3-1012 Rolling Meadows, IL	60008
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (847) 290-1891

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MYRG	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2020, the Board of Directors (the “Board”) of MYR Group Inc. (the “Company”) approved a further amended and restated version of the MYR Group Inc. 2017 Long-Term Incentive Plan (the “Plan”) to be voted on by the Company’s stockholders of record at the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”).

The version of the amended and restated Plan document enclosed in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 5, 2020, among other things, requested an increase in the aggregate number of shares of common stock, par value $0.01, of the Company (“Common Stock”) available for awards under the Plan of 1,000,000 shares (from 900,000 shares to 1,900,000 shares). Pursuant to the Board’s action, this new share request has been decreased from 1,000,000 shares to 600,000 shares. As a result, 1,500,000 shares (consisting of 900,000 shares originally approved by the Company’s stockholders in 2017 and 600,000 new shares requested to be approved by the Company’s stockholders in 2020) will be available for awards under the Plan. In addition, the further amended and restated Plan document provides that no more than 1,500,000 shares of Common Stock may be issued pursuant to incentive stock options granted under the Plan. No other substantive changes were made to the Plan document. These changes were made based on feedback regarding the size of the originally proposed increase, after which the Board determined that an increase of 600,000 shares would be acceptable under current circumstances.

The Plan, as further amended and restated by the Board on March 30, 2020, is subject to approval by the Company’s stockholders at the Annual Meeting to be held on April 23, 2020.

Item 8.01	Other Events.

On April 1, 2020, the Company issued a press release announcing that, due to the public health impact of the coronavirus outbreak (COVID-19), its Annual Meeting, to be held on Thursday, April 23, 2020 at 10:00 a.m. Mountain Time, has been changed to a virtual meeting. Stockholders will not be able to attend the Annual Meeting in person. Additional details regarding the Annual Meeting and access are provided in the supplemental proxy materials filed today with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibit is being furnished with this Current Report on Form 8-K.

99.1 MYR Group Inc. press release, dated April 1, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYR GROUP INC

Dated: April 1, 2020	By:	/s/ WILLIAM F. FRY
Name: William F. Fry
Title: Vice President, Chief Legal Officer and Secretary

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